Exhibit 10.20

SECOND AMENDMENT TO SUPPLY AGREEMENT

THIS SECOND AMENDMENT TO SUPPLY AGREEMENT (“Second Amendment”) is made and entered into as of the 25 day of March 2014 (“Effective Date”) by and between EMD Millipore Corporation, (“Millipore”) and Oxford Immunotec, Ltd. (“Oxford”).

RECITALS

WHEREAS, Millipore Corporation and Oxford entered into that certain Supply Agreement effective 1 January 2009 as first amended on 27 September 2013 (the “Agreement”); and

WHEREAS, the Parties desire to add new Products to the Agreement.

NOW THEREFORE, based upon the above premises, the parties agree as follows:

1.        Capitalized Terms. All capitalized terms not defined herein shall have the meanings ascribed to such terms as set forth in the Agreement.

2.        New Products. Exhibit B3 is attached hereto and incorporated herein by this reference is hereby added to the Agreement. All terms and conditions of the Agreement applicable to Products shall apply to New Products, except as modified in Exhibit B3.

3.     Full Force and Effect. Except as expressly set forth in this Second Amendment all terms, conditions and covenants set forth in the Agreement shall remain in full force and effect. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Agreement, the provisions of this Second Amendment shall control.

4.     Authority to Sign. Each of the individuals signing this Second Amendment, by signing this Second Amendment, individually represent and warrant that such party has the authority to sign this Second Amendment and to bind the party on behalf of whom such individual is signing.

5.     Counterparts. This Second Amendment may be executed in counterparts, which when taken together shall constitute one and the same instrument.

AGREED AND ACCEPTED BY:

EMD Millipore Corporation	Oxford Immunotec Ltd.
/s/Kerry J. Larkin	/s/Peter Edwardson
By: Kerry J. Larkin	By: Peter Edwardson

Title: Head of [illegible]	Title: C.O.O.
Date 3/25/2014	Date 26 March 2014

Exhibit B3

New Product Prices & Specifications

Product Number	CY 2014 & 2015 Price/Unit	2014 Q1 & Q2 Purchase Orders Only -- Applies according to rules below
[***]	[***]	[***]
[***]	[***]	[***]

The term “New Products” shall mean those products currently identified by the Millipore product numbers set forth in Column 1 of the table above.

[***] New Product Orders – One-Time Pricing.

a) Orders for New Products received on or prior to [***]: A single Order of [***] units of New Products, with planned delivery ratably over the course of, and no later than the end of [***], must be received by Millipore from Oxford no later than [***] for Oxford to receive the one-time pricing above - (see above Table – Column 3).

b) Orders for New Products received after [***] and prior to [***]: A second New Product Order, for up to [***] units, received by Millipore after [***] and prior to [***] to receive the one-time pricing above - (see above Table – Column 3). Delivery time of New Products under Orders placed during [***] shall be mutually agreed to by both parties at the time of this second Order; provided, however, that in no event shall the final delivery date be later than [***].

Delivery Timing

Delivery time of New Product Orders in quantities of [***] units or less shall be no later than [***] ([***]) weeks from the date of Order placement. Delivery time of New Product Orders in quantities greater than [***] units but less than [***] units to be mutually agreed to at the time of Order placement, but shall be no later than [***] ([***]) weeks following such Order placement. Orders greater than [***] units to be mutually agreed at the time of Order placement. To be clear, earlier New Product order commitment and advanced planning will improve delivery timing. Delivery timing for the [***] Orders subject to one-time pricing is described above.

Annual Price Increases: Millipore may increase New Product prices, beginning after 1 January 2016, no more than once per calendar year, by providing Oxford thirty (30) days prior written notice. In no event shall any annual New Product price increase exceed the greater of: (i) [***] percent ([***] %) or (ii) increase in the UK RPIX for the preceding twelve months (UK Retail Price Index excluding mortgage interest ---see office of National Statistics http://www.ons.gov.uk/ons/key-figures/index.html), in any calendar year.

New Product Specifications listed on next page.

[***]